UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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OneAmerica Funds, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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September 9, 2016

Re: OneAmerica Asset Director Portfolio, a series of OneAmerica Funds, Inc.

Ladies and Gentlemen:

For the reasons described below, OneAmerica Funds, Inc. (the "Fund") has decided to exit the mutual fund business.

In order to make sure current investors in the OneAmerica Asset Director Portfolio ("Portfolio") have access to a comparable fund option, the attached proxy statement provides information on the proposed substitution of new options for the Portfolio. The new options should provide reasonable alternatives to your existing investment in the Portfolio. OneAmerica Asset Management ("OAM") and the Fund's management recommended the new options to the Fund's Board of Directors. The Board approved the recommendation unanimously.

The Board recommends that you review the proxy and vote in favor of its proposal. OAM intends to continue to serve as investment adviser to the Funds through the substitution and liquidation the proxy describes. And please remember that you may transfer your assets into another investment option available to you at any time prior to the substitution date.

The decision to exit the mutual fund business was not easy given the Fund's history. In 1990, when many insurance companies were creating their own mutual fund families to service their clients in the 401(a) and 403(b) retirement plan markets, the Fund was organized to support American United Life Insurance Company's ("AUL's") retirement services business. Over time, AUL offered some of the Fund's portfolios in some of its variable insurance products as well. In the Fund's early years, its portfolios performed relatively well and customers had relatively few mutual funds to choose from, so the Fund's portfolios grew in size. However, since the Fund's inception, AUL has added many other mutual funds to its platform to remain competitive. AUL's platform now includes over 600 fund options.

Of course, the retirement services and mutual fund industries have changed dramatically since 1990. Among others, the decision to exit the mutual fund business considered these factors:

•  The number and size of mutual fund options have grown substantially, creating many other fund options to choose from, including funds from very large retail fund operators such as American Funds and Vanguard;

•  Many retirement plan advisors tend to recommend options offered by larger fund families;

•  "Open architecture" and trust-funded retirement plan products tend to favor larger retail fund family options and cannot include any of the Fund's portfolios due to their structure;

•  The cost and burden of federal regulations impacting the mutual fund industry has also grown substantially and further cost and burden is unfortunately expected; and

•  The total size of the Fund's portfolios have decreased over time, especially after the closing of the Fund's Money Market portfolio in 2015 for market and regulatory reasons. Given the other factors described above, we do not consider it likely that this trend will be reversed in the future.

For all of these reasons, the Board unanimously approved plans of substitution and liquidation to exit the mutual fund business. We believe this is in the best interests of our customers, and we recommend that you vote in favor of the substitution proposal described in the proxy.

Sincerely,

John C. Mason
President
OneAmerica Asset Management
Indianapolis, Indiana

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September 9, 2016

Re: OneAmerica Asset Director Portfolio, a series of OneAmerica Funds, Inc.

Ladies and Gentlemen:

Attached is a Proxy Statement that relates to a proposed change with respect to the OneAmerica Asset Director Portfolio (the "Portfolio"), a series of OneAmerica Funds, Inc., which is an investment option under variable life insurance and variable annuity contracts (each a "Contract") issued by American United Life Insurance Company ("AUL") and funded through various AUL separate accounts ("Separate Accounts").

On August 12, 2016 the Board of Directors (the "Board") of OneAmerica Funds, Inc. considered and approved a Plan of Substitution, pursuant to which shares of a different fund (the "New Option") would be substituted for shares of the Portfolio (the "Substitution") within each Contract, and the Portfolio subsequently would be liquidated.

As the owner of a Contract (or a participant thereunder) with an investment interest in the Portfolio as of August 5, 2016 ("Record Date"), you are entitled to vote on the Plan of Substitution for the Portfolio. If approved by shareholders at the November 17, 2016 meeting, the substitution is expected to occur on or about December 9, 2016, following which the Portfolio will be liquidated. However, the liquidation of the Portfolio is contingent upon shareholder approval of the Plan of Substitution with respect to each class of the Portfolio. If shareholder approval of the Plan of Substitution is not obtained by each class of the Portfolio, any class that obtained shareholder approval may have its shares in the Portfolio substituted for shares of the corresponding New Option.

Those classes in which shareholder approval is not obtained will remain invested in the Portfolio. You may transfer your assets into another investment option available under the Contract at any time prior to the substitution date. If you do not transfer your assets into another investment option and remain invested in the Portfolio on the substitution date, and if the shareholders of the Portfolio approve the proposal, your assets will automatically be transferred to the New Option, as identified in the accompanying Proxy Statement on the substitution date.

The Board and the management of AUL recommend that you vote "For" the Plan of Substitution. Since the Substitution is an insurance company matter, neither the Board nor OneAmerica Asset Management, LLC, the investment adviser of the Portfolio, have any role or responsibility in selecting any New Option or in implementing the Substitution. The rationale for the proposed Plan of Substitution and proposed liquidation of the Portfolio are described in the Proxy Statement from OneAmerica Funds, Inc.

Please read the Proxy Statement and consider it carefully before casting your voting instruction. We appreciate your participation and prompt response in this matter and thank you for your continued support. Your voting instructions are very important regardless of the number of shares for which you may provide voting instructions on the Record Date.

Sincerely,

Stephen L. Due
Secretary and Chief Compliance Officer,
OneAmerica Funds, Inc.
Indianapolis, Indiana

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NOTICE

ONEAMERICA FUNDS, INC.

ONE AMERICAN SQUARE
INDIANAPOLIS, IN 46206
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD NOVEMBER 17, 2016

Ladies and Gentlemen:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the OneAmerica Asset Director Portfolio (the "Portfolio"), a series of OneAmerica Funds, Inc. (the "Fund"), is scheduled for November 17, 2016 at 1:00 p.m., at the Executive Conference Room 212 in the AUL Tower Conference Center at One American Square, Indianapolis, Indiana 46206, as may be adjourned from time to time (the "Meeting"), for the following purposes:

PROPOSAL 1:  To approve a Plan of Substitution providing for the substitution of shares of a different investment company for shares of the Portfolio; and

PROPOSAL 2:  To transact such other business that may properly come before the Meeting, at the discretion of the any officer of the Fund or the proxies or their substitutes.

Shareholders of record at the close of business on August 5, 2016 ("Record Date"), are entitled to notice of, and to vote at, the Meeting. Each share is entitled to one vote, with fractional votes for fractional shares. Please read the enclosed Proxy Statement carefully for information concerning the proposal to be considered at the Meeting.

The Portfolio's only shareholder of record is American United Life Insurance Company ("AUL") (directly or through various separate accounts of AUL). However, AUL will request voting instructions from persons having voting interests under variable life insurance and variable annuity contracts issued by AUL, and will exercise the voting rights attributable to the shares of the Portfolio in proportion to the voting instructions received.

If you do not expect to attend the Meeting, you are requested to complete, sign, and return the enclosed voting instruction promptly. Whether or not you plan to attend the Meeting, please vote by mail, by phone, or via the Internet. Voting instructions must be received by 11:59 p.m. Eastern, on November 15, 2016. Only voting instructions received at the address shown on the enclosed postage paid envelope, via phone, or via the Internet will be counted.

After careful consideration, the Board of Directors of the Fund unanimously approved Proposal 1 and recommends that you instruct AUL to vote "For" Proposal 1.

By Order of the Board of Directors of OneAmerica Funds, Inc.,

Stephen L. Due
Secretary & Chief Compliance Officer,
OneAmerica Funds, Inc.
Indianapolis, Indiana

September 9, 2016

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PROXY STATEMENT

ONEAMERICA FUNDS, INC.
ONE AMERICAN SQUARE
INDIANAPOLIS, IN 46206
1-800-249-6269

SPECIAL MEETING OF SHAREHOLDERS OF THE ONEAMERICA
ASSET DIRECTOR PORTFOLIO OF ONEAMERICA FUNDS, INC.

November 17, 2016

Relating to the proposed substitution of shares of a different fund for shares of the
OneAmerica Asset Director Portfolio, a series of OneAmerica Funds, Inc.

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors ("Board") of OneAmerica Funds, Inc. (the "Fund") for use at a Special Meeting of Shareholders to be held at 1:00 p.m. on November 17, 2016, at the Executive Conference Room 212 in the AUL Tower Conference Center at One American Square, Indianapolis, Indiana 46206, as may be adjourned from time to time (the "Meeting"). The Board is soliciting proxies from shareholders with respect to the proposals set forth in the accompanying Notice and Voting Instruction Form. As the record shareholder of the OneAmerica Asset Director Portfolio (the "Portfolio"), American United Life Insurance Company ("AUL") is requesting voting instructions from persons having voting interests under variable life insurance and variable annuity contracts ("Contracts") issued by AUL, and will exercise the voting rights attributable to the shares of the Portfolio in proportion to the voting instructions received. It is anticipated that the first mailing of the Proxy Statement and related materials will be on or about September 15, 2016.

YOU SHOULD READ THIS ENTIRE PROXY STATEMENT CAREFULLY, INCLUDING THE FORM OF PLAN OF SUBSTITUTION, WHICH IS ATTACHED AS APPENDIX A.

BACKGROUND

The Portfolio is available only as an underlying investment vehicle for Contracts. Contract owners and other persons with voting interests under a Contract ("Investors") who select the Portfolio for investment through a Contract have a beneficial interest in the Portfolio, but do not invest directly in or hold shares of the Portfolio. As a technical matter, AUL, which uses the Portfolio as a funding vehicle, is the record shareholder of the Portfolio and the legal owner of the Portfolio's shares. As such, AUL has sole voting power with respect to shares of the Portfolio, but passes through any voting rights to Investors. Accordingly, for ease of reference throughout this Proxy Statement, Investors may also be referred to as "shareholders."

AUL offers Contracts through separate accounts (each a "Separate Account"). Each Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended (the "Investment Company Act"), or is exempt from such registration. Payments made to a Separate Account under a Contract are allocated to one or more subaccounts (each a "Subaccount") of the Separate Account. Each Subaccount invests in shares of an open-end management investment company registered under the Investment Company Act.

In light of the anticipated liquidation of the Portfolio as described in more detail below, these proxy materials solicit shareholder approval of the substitution of shares issued by a different investment company (the "New Option") for shares of the Portfolio in which a Subaccount of each Separate Account currently invests. Following is a list of each AUL Separate Account with a Subaccount that invests in the Portfolio, the products funded through the Separate Accounts, the class(es) of shares of the Portfolio in which each Separate Account invests, and the proposed corresponding New Option (including share class).

Separate Account and Product Name (Product Type)	Class of Shares of the Portfolio	Name of the Corresponding New Option and Class of Shares
AUL American Individual Variable Annuity Unit Trust
- DirectPoint (Individual Flexible Premium Deferred Variable Annuity)
- SelectPoint (Individual Flexible Premium Deferred Variable Annuity)
- StarPoint (Individual Flexible Premium Deferred Variable Annuity)
- Voyage Protector (Individual Flexible Premium Deferred Variable Annuity)	Class O	Janus Aspen Balanced Service Shares
AUL American Individual Variable Life Unit Trust
- American Accumulator (Flexible Premium Variable Adjustable Universal Life Insurance Policy)
- VULF (Flexible Premium Adjustable Variable Universal Life Insurance Policy)
- VULS (Modified Single Premium Variable Universal Life Insurance Policy)	Class O	Janus Aspen Balanced Service Shares
AUL American Individual Unit Trust - Old IVA (Individual Variable Annuity Contracts)	Class O	Janus Aspen Balanced Service Shares
AUL American Unit Trust - 403B, 457, 401K	Class O	Janus Aspen Balanced Service Shares
AUL Group Retirement Annuity Separate Account II - 401K	Class O	Janus Aspen Balanced Service Shares
AUL American Unit Trust - 403B, 457, 401K	Advisor Class	Janus Balanced Class R
AUL Group Retirement Annuity Separate Account II - 401K	Advisor Class	Janus Balanced Class R

THE LIQUIDATION

The Fund is a corporation organized and existing under the laws of the State of Maryland. Under the Fund's Articles of Incorporation, By-laws, and other applicable laws, the Board may authorize the dissolution, liquidation and termination of the Portfolio, which does not require shareholder approval.

Reasons for the Liquidation

OneAmerica Asset Management, LLC ("OAM"), the investment adviser of the Portfolio, and Fund management have recommended that OAM and the Fund exit the mutual fund business. The Fund incorporated in 1990 to support American United Life Insurance Company's ("AUL") retirement services business. Many insurance companies were creating their own mutual fund families to service their clients via separate accounts in the 401(a) and 403(b) markets. Over time, AUL offered some of the Fund's portfolios in some of its variable insurance products as well.

The Fund's portfolios were created such that they may only accept retirement plan and variable life insurance monies through products sold by AUL. This distinguishes the Portfolio from "retail" mutual funds which are marketed widely.

The retirement services industry has evolved since the Fund's inception. At that time, AUL only offered a small number of mutual funds, including the Fund's portfolios, on its group annuity product platform. Because the Fund's portfolios performed relatively well and customers had relatively few mutual funds to choose from, the Fund's portfolios thrived. However, to remain competitive, AUL has added hundreds of other mutual funds to its group annuity product platform. AUL currently has over 600 mutual funds to choose from, and many of those funds are from "big name" competitors (e.g., American Funds and Vanguard).

AUL does not require a retirement plan to include a Fund portfolio in its investment option line-up. This is due, in part, to market demands. Retirement plan advisers often shy away from products with proprietary fund requirements. Litigation risk also drives the lack of an AUL proprietary fund requirement. There have been a number of lawsuits in recent years where insurance companies have been sued for imposing proprietary fund requirements on retirement plan customers. For these reasons, the Fund's portfolios have steadily lost market share in the last several years.

To further grow its retirement services business, AUL's parent, OneAmerica Financial Partners, Inc. ("OAFP"), determined to offer a "NAV" or "open architecture" trust-funded retirement product to complement AUL's group annuity product. To do so, OAFP first acquired McCready & Keene, Inc. in 2010. In 2013, OAFP acquired the retirement services division of City National Bank through its subsidiary OneAmerica Retirement Services Inc. ("OARS"). In 2015, OARS acquired the retirement services division of BMO Harris Bank N.A. NAV-based products are very popular in the $10M and larger retirement plan market, and that market has become a larger focus of OAFP. NAV-based products offer retail mutual funds as investment options, and the Fund's portfolios are unavailable due to their legal structure.

These factors have combined to result in material declines in the Portfolio's assets. OAM has advised the Board that it does not expect the Portfolio to achieve significant asset growth in the foreseeable future so as to be viable in the long-term. Accordingly, OAM and the Fund's management recommended to the Fund's Board of Directors the liquidation of the Portfolio.

Approval of the Liquidation

AUL advised the Board that it would seek to substitute the New Option for the Portfolio, subject to shareholder approval, if the Board determined to liquidate the Portfolio. A Plan of Liquidation was then presented to the Board and approved at a meeting on August 12, 2016. At that meeting, the Directors, including all of the Directors who are not "interested persons" of the Fund for regulatory purposes (the "Independent Directors"), reviewed the recommendations by OAM and the Fund's management regarding the proposed liquidation of the Portfolio, the information summarized above in Reasons for the Liquidation, the principal terms and conditions of the Plan of Liquidation, and certain other materials provided by OAM and the Fund's management regarding the proposed liquidation. The Board had the assistance of counsel to the Fund and OAM during its review.

The Board determined that if shareholders of the Portfolio approve the Plan of Substitution, the Plan of Liquidation would be in the best interests of the Portfolio and the Portfolio's shareholders. Thus, the Board approved the Plan of Liquidation for the Portfolio, subject to shareholder approval of the Plan of Substitution with respect to each class of the Portfolio, as described in further detail below.

SUMMARY OF THE PLAN OF SUBSTITUTION

The Plan of Substitution provides for the purchase of shares of beneficial interest of the corresponding New Option with the proceeds from the redemption of shares of the Portfolio (the "Substitution"). The Plan of Substitution is structured so as not to result in any dilution of the interests of any shareholders. The terms and conditions under which the proposed substitution transaction may be consummated are set forth in the Plan of Substitution. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan. Please refer to Appendix A to review the terms and conditions of a form of Plan of Substitution. The Plan of Substitution may be terminated by resolution of the Board and is subject to certain conditions.

Effect of the Plan of Substitution

If the Plan of Substitution is approved, each shareholder of the Portfolio will beneficially own, immediately after the Substitution, a number of shares of the New Option having the same aggregate net asset value as the value of the shares of the Portfolio beneficially owned by that shareholder immediately prior to the Substitution. Until the date of the Substitution, shareholders of the Portfolio will continue to be able to redeem or exchange their shares. Purchase and redemption requests for the Portfolio received after the Substitution will be treated as requests for the purchase or redemption of shares of the New

Option. After the Substitution, shareholders will indirectly bear the fees and expenses of the New Option. The Substitutions will not cause the Contract fees or charges currently being paid by the existing Investor to be greater after the Substitution than before the Substitution; however, net portfolio expenses may be higher for the New Option. Additionally, the Substitution will not alter in any way either the rights of Investors or the obligations of AUL under the Contracts.

Investors who have elected an optional living benefit rider with their Contracts are required to invest all of their purchase payments and Contract value in accordance with a prescribed investment strategy. The Substitution will not affect the eligibility of any prescribed investment strategy. In other words, Investors who are invested in accordance with a prescribed investment strategy before the Substitution will be invested in a prescribed investment strategy after the Substitution.

Rationale for the Plan of Substitution

Based upon all the considerations summarized above in Reasons for the Liquidation, OAM and the Fund's management notified AUL of the plan to recommend liquidation of the Portfolio, and OAM and the Fund's management were subsequently informed by AUL that the management of AUL approved the selection of certain appropriate New Options for interests of the Portfolio in the event the Board approved the liquidation of the Portfolio. AUL recommended that the New Options would be appropriate investment vehicles into which to transfer the investments of the Portfolio of Investors who do not exercise their transfer rights prior to the liquidation and Substitution. Neither the Board nor OAM were involved in AUL's decision to select the New Options.

In approving the proposed Plan of Substitution, the Board considered a number of relevant factors, including, but not limited to: that the Substitution will take place at relative net asset value per share; that the Substitution will not impact fees, charges or rights under the Contracts; the comparative investment objectives, policies, restrictions and expense ratios of the New Options and the Portfolio and the process through which the New Option were selected; and the free transfer rights associated with the Substitution. The Plan of Substitution is being proposed to provide shareholders with another comparable mutual fund or insurance series fund investment option, the New Option, in light of the proposed liquidation of the Portfolio. The New Option is intended to correspond as closely as possible to the investment objective, style and risk of the Portfolio. With respect to differences in portfolio expenses, the Board considered that, although net portfolio expenses are higher for the New Options, the Substitution will not cause the Contract charges currently being paid by the existing Investors to be greater after the Substitution than before the Substitution. The Board further considered the benefits AUL, OAM or their affiliates may realize as a result of the Plan of Substitution, and, in particular, the higher distribution fees they would receive on assets under the New Options as compared to the fees they currently receive on those assets as part of the Portfolio. The Board considered that the New Options have had better long-term performance than the Portfolio. In terms of performance, the one-, five-, and ten-year performance record of New Options for the period ended December 31, 2015 exceeded that of its corresponding class of the Portfolio. The Board determined that, despite the difference in fee levels, in light of the similarity of investment objective, style and risk between the New Options and the Portfolio, the New Options' better performance record, and Investors' ability to freely select other investment options within their Contract other than the New Options prior to the Substitution, the Plan of Substitution would be in the best interests of the Portfolio and Portfolio shareholders. Thus, the Board recommends that Investors vote in favor of the Plan of Substitution.

Rationale for Selection of the New Options

Quantitative return and risk measurements were utilized to select the New Option. These measurements included but were not limited to: prospectus net expense ratio, total return percentage rankings, volatility rank percentage, upside/ downside capture ratios, sharpe ratios, alpha, beta, and R squared. Qualitative measurements such as manager tenure and style box consistency were also utilized. Incorporating these measurements, the New Option was chosen to correspond as closely as possible to the current portfolio's expense, investment objective, style and risk.

Expenses of the Liquidation and Substitution

AUL and/or OAM will bear all of the expenses of the Liquidation and Substitution, including, but not limited to, the following: preparation of proxy materials, printing and distributing the proxy materials, the costs of soliciting and tallying voting instructions, any necessary filings with the SEC, legal fees, accounting fees, expenses of holding shareholders' meetings, and brokerage fees and certain other transaction costs associated with the sale of holdings of the Portfolio prior to Liquidation. Any brokerage fees and transaction costs associated with the purchase of portfolio holdings by the New Option as a result of the Substitution, are not considered expenses of the Substitution.

Tax Considerations: The Substitution will be a Non-taxable Event for Investors

Implementation of the Plan of Substitution will not cause the shareholders who invest in the Portfolio or the New Option to recognize any gain or loss for Federal income tax purposes from the transactions contemplated by the Plan of Substitution.

Potential Benefits to the Adviser and its Affiliates

AUL, OAM or their affiliates may realize benefits as a result of the Plan of Substitution and may be faced with potential conflicts of interest relating to the proposed Substitution. Under the selling agreement with Janus, AUL, OAM or their affiliates are compensated 0.75% (0.50% for distribution/12b-1 services and 0.25% for administrative services) for the R shares and 0.25% (for distribution/12b-1 services) for the Aspen Series Service shares on the average annual daily net assets. For a comparison of the compensation currently provided by the Portfolio to AUL, OAM or their affiliates, please see the COMPARISON OF FEES AND EXPENSES below for further details.

Comparison of the Portfolio and the New Options

The following is a summary comparison of certain facts relating to each class of the Portfolio and the corresponding New Option (see COMPARISON OF INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND PRINCIPAL RISKS below for further details):

•  The Portfolio and the New Options have similar investment objectives. The Portfolio seeks to provide a high total return consistent with prudent investment risk. The New Options seek long-term capital growth, consistent with preservation of capital and balanced by current income.

•  The Portfolio and the New Options have similar investment strategies. Up to 100% of the Portfolio may be invested in any one type of investment such as common stocks, fixed income securities, or money market instruments; however, depending upon market conditions, the composition of the Portfolio will often include a mix of assets with at least 50% invested in equities and the remainder invested in fixed income securities and money market instruments. Each New Option normally invests 35-65% of its assets in equity securities and the remaining assets in fixed-income securities and cash equivalents. See COMPARISON OF INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND PRINCIPAL RISKS below for further details.

•  The New Options outperformed the Portfolio for the one-, five-, and ten-year periods ended December 31, 2015. See COMPARISON OF FUND PERFORMANCE below for further details.

•  The New Options have a higher total annual operating expense ratio as compared to the corresponding class of the Portfolio. The higher expense ratios are due, in part, to the higher distribution and/or service (12b-1) fees of each New Option. See Potential Benefits to the Adviser and Its Affiliates above for further details regarding the benefits AUL, OAM or their affiliates may realize as a result of the Plan of Substitution, and, in particular, the higher distribution fees they would receive on assets under the New Options as compared to the fees they currently receive on those assets as part of the Portfolio. See COMPARISON OF FEES AND EXPENSES below for further details.

Purchases and Transfers of Premiums

If the Plan of Substitution is approved by shareholders, purchases and transfers into the Portfolio may be accepted until the close of business on the date of substitution, which is anticipated to be on or about December 9, 2016 ("Substitution Date"). Shareholders may transfer out of the Portfolio at any time up until the close of business on the Substitution Date. Any shares of the Portfolio held at the close of business on the Substitution Date will automatically be substituted with shares of the corresponding New Option. AUL has advised the Fund that all orders associated with new premiums or transfers (purchases and redemptions) relating to the Portfolio will be deemed a request for the purchase or redemption of shares of the corresponding New Option after the Substitution Date.

At any time prior to the Substitution Date, shareholders may transfer their interests in the Portfolio to any of the other investment options offered under their Contract, subject to the terms of the relevant Contract prospectus and Contract, and no transfer fees or other charges will be imposed. Following the Substitution, shareholders who had any remaining interests transferred from the Portfolio to the New Option may transfer among any of the remaining investment options in accordance with the terms of the Contracts, also free of any transfer fees or other charges. Any such transfer will not be counted as one of the free transfers permitted per calendar year under the Contracts, provided that the transfer occurs no later than 90 days after the Substitution Date. Please note, however, that if you have elected an optional living benefit rider in your Contract, any transfers are subject to the limitations imposed by the investment strategy for that rider. Please consult your Contract prospectus and your Contract for more information about the investment strategy required for your optional living benefit rider, if applicable.

Failure to Approve the Proposal

If shareholders attributable to any share class of the Portfolio do not approve the Plan of Substitution, the Plan of Substitution will not be implemented with respect to that class, and the Plan of Liquidation also will not be implemented. If shareholder approval of the Plan of Substitution is not obtained by all classes of the Portfolio, any class that obtained shareholder approval may have shares of the corresponding New Option substituted for shares of the Portfolio. Accordingly, those classes for which shareholder approval of the Plan of Substitution is not obtained will remain invested in the Portfolio. In that case, the Board would then meet to consider what, if any, steps to take with respect to the Portfolio.

COMPARISON OF INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND PRINCIPAL RISKS

Below is a comparison of the current investment objectives, investment strategies and principal risks of the Portfolio and the New Option.

The information below and further information about the Portfolio or the New Option can be found in the relevant fund's Prospectus and Statement of Additional Information ("SAI"). You may obtain free copies of the Portfolio's documents at www.oneamericafunds.com or by writing to OneAmerica Funds, Inc., at One American Square, Indianapolis, Indiana 46206. You may also call 1-800-249-6269 to request copies. You may obtain free copies of the corresponding New Option's documents by sending an email request to prospectusrequest@janus.com by calling 1-877-335-2687 to request copies. A copy of the summary prospectus for the corresponding New Option accompanies this Proxy Statement, and qualifies the following summary in its entirety.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

	OneAmerica Asset Director Portfolio (Class O & Advisor Class)	Janus Aspen Balanced Portfolio (Service Shares)	Janus Balanced Fund (Class R Shares)
Investment Objective	To provide a high total return consistent with prudent investment risk.	Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.	Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.
Principal Investment Strategies

The investments of the Portfolio are not limited to one type of investment. It typically purchases publicly traded common stocks, various types of fixed income securities, and money market instruments. In order to achieve its objective, the Portfolio will seek opportunities to establish equity and fixed income positions in companies that the Investment Adviser believes offer the best relative value. The Portfolio may also invest in U.S. government debt securities, convertible bonds, mortgage and asset-backed securities, and preferred stocks as deemed appropriate by the Investment Adviser. The makeup of the Portfolio can and will change based on the Investment Adviser's evaluation of economic conditions, market trends and the expected total return from a particular type of security. Therefore, up to 100 percent of the Portfolio may be invested in any one type of investment such as

The Portfolio pursues its investment objective by normally investing 35-65% of its assets in equity securities and the remaining assets in fixed-income securities and cash equivalents. The Portfolio normally invests at least 25% of its assets in fixed-income senior securities. The Portfolio's fixed-income investments may reflect a broad range of credit qualities and may include corporate debt securities, U.S. Government obligations, mortgage-backed securities and other mortgage-related products, and short-term securities. In addition, the Portfolio may invest up to 35% of its net assets in high-yield/high-risk bonds, also known as "junk" bonds. The Portfolio may also invest in foreign securities, which may include investments in emerging markets. As of December 31, 2015, approximately 60.75% of the Portfolio's assets were held in equity securities, including common stocks and preferred stocks.

The Fund pursues its investment objective by normally investing 35-65% of its assets in equity securities and the remaining assets in fixed-income securities and cash equivalents. The Fund normally invests at least 25% of its assets in fixed-income senior securities. The Fund's fixed-income investments may reflect a broad range of credit qualities and may include corporate debt securities, U.S. Government obligations, mortgage-backed securities and other mortgage-related products, and short-term securities. In addition, the Fund may invest up to 35% of its net assets in high-yield/high-risk bonds, also known as "junk" bonds. The Fund may also invest in foreign securities, which may include investments in emerging markets. As of September 30, 2015, approximately 56.0% of the Fund's assets were held in equity securities, including common stocks and preferred stocks.

common stocks, fixed income securities, or money market instruments; however, depending upon market conditions, the composition of the Portfolio will often include a mix of assets with at least 50 percent invested in equities and the remainder invested in fixed income securities and money market instruments.
In pursuing its investment objective, the Portfolio may also buy and sell options on securities and securities indices. The Portfolio may enter into repurchase agreements, reverse repurchase agreements, and swap agreements. Because of the Portfolio's flexible investment policy, Portfolio turnover may be greater than would be the case if the Portfolio did not allocate assets among various types of securities, and the Portfolio may have higher transaction expenses, accordingly.
With respect to fixed income securities, the Portfolio will generally invest in investment-grade debt securities however, the Portfolio can invest up to 10 percent of its assets in fixed income securities that are rated below investment grade ("junk bonds").
In addition, the Portfolio may also invest in securities issued by foreign companies.	In choosing investments for the Portfolio, the portfolio managers apply a "bottom up" approach with two portfolio managers focusing on the equity portion of the Portfolio and the other portfolio managers focusing on the fixed-income portion of the Portfolio. With respect to corporate issuers, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies. The portfolio managers may also consider economic factors, such as the effect of interest rates on certain of the Portfolio's fixed-income investments. The portfolio managers share day-to-day responsibility for the Portfolio's investments.
The Portfolio may also invest its assets in derivatives, which are instruments that have a value derived from, or directly linked to, an underlying asset, such as equity securities, fixed-income securities, commodities, currencies, interest rates, or market indices. In particular, the Portfolio may use forward currency contracts to offset risks associated with an investment, currency exposure, or market conditions.
The Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.	In choosing investments for the Fund, the portfolio managers apply a "bottom up" approach with two portfolio managers focusing on the equity portion of the Fund and the other portfolio managers focusing on the fixed-income portion of the Fund. With respect to corporate issuers, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. The portfolio managers may also consider economic factors, such as the effect of interest rates on certain of the Fund's fixed-income investments. The portfolio managers share day-to-day responsibility for the Fund's investments.
The Fund may also invest its assets in derivatives, which are instruments that have a value derived from, or directly linked to, an underlying asset, such as equity securities, fixed-income securities, commodities, currencies, interest rates, or market indices. In particular, the Fund may use forward currency contracts to offset risks associated with an investment, currency exposure, or market conditions.

PRINCIPAL RISKS

OneAmerica Asset Director Portfolio (Class O & Advisor Class)	Janus Aspen Balanced Portfolio (Service Shares)	Janus Balanced Fund (Class R Shares)
Principal Risks	An investment in the Portfolio involves risk, including possible loss of the principal amount invested; therefore, you could lose money by investing in the Portfolio. The Portfolio is subject to the general risk that its investment objective or objectives will not be achieved, or that a portfolio manager will make investment decisions or use strategies that do not accomplish their intended goals. In addition, the principal risks of investing in the Portfolio are:
Credit Risk. The Portfolio's investments, and particularly investments in convertible securities and fixed income securities, may be affected by the creditworthiness of issuers in which the Portfolio invests. Changes in financial strength, or perceived financial strength, of a company may affect the value of its securities and its ability to make payments of interest and principal and, therefore, impact the value of the Portfolio's shares if it invests in the company's securities. Further, investments in junk bonds are subject to credit risk to a greater degree than higher rated, investment grade securities.
Foreign Investment Risk. The Portfolio may invest in securities issued by foreign companies, which may pose a greater degree of risk. Foreign companies may be subject to disclosure, accounting, auditing and financial reporting standards and practices that are different from those to which U.S. issuers are subject. Accordingly, the Portfolio may not have access to adequate or reliable company information. In addition, political, economic and social developments in foreign countries and fluctuations in currency exchange	The biggest risk is that the Portfolio's returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking a balanced portfolio, including common stocks and bonds. Common stocks tend to be more volatile than many other investment choices.
Market Risk. The value of the Portfolio's holdings may decrease if the value of an individual company or security, or multiple companies or securities, in the Portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Portfolio's holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
Growth Securities Risk. The Portfolio invests in companies after assessing their growth potential. Securities of companies perceived to be "growth" companies may be more volatile than other stocks and may involve special risks. If the portfolio managers' perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Portfolio's returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.	The biggest risk is that the Fund's returns will vary, and you could lose money. The Fund is designed for long-term investors seeking a balanced portfolio, including common stocks and bonds. Common stocks tend to be more volatile than many other investment choices.
Market Risk. The value of the Fund's portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
Growth Securities Risk. The Fund invests in companies after assessing their growth potential. Securities of companies perceived to be "growth" companies may be more volatile than other stocks and may involve special risks. If the portfolio managers' perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.

rates may affect the operations of foreign companies or the value of their securities. Risks posed by investing in the securities of foreign issuers may be particularly acute with respect to issuers located in lesser developed, emerging market countries.
High-Yield Risk. High-yield, high-risk bonds (also known as "junk bonds") have speculative characteristics, including particularly high credit risk. High-yield bonds tend to be less liquid than higher-rated securities. The liquidity of specific issuers or industries within a particular investment category may be diminished or disappear suddenly and without warning. The high-yield bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market's psychology.
Interest Rate Risk. Since the Portfolio may invest in fixed income securities, changes in interest rates will affect the value of its investments inversely with changes in interest rates. In addition, changes in interest rates may affect the operations of the issuers of stocks or other equity securities in which the Portfolio invests.
Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the general economic or political conditions or to the issuer, such as management performance, financial leverage, operating leverage and reduced demand for the issuer's goods or services.
Manager Risk. The manager's selection of securities for the Portfolio, or of the asset allocation	Fixed-Income Securities Risk. The Portfolio may hold debt and other fixed-income securities to generate income. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause the Portfolio's net asset value to likewise decrease. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. The Portfolio may be subject to heightened interest rate risk because the Federal Reserve has ended its monetary stimulus program known as quantitative easing and interest rates are at historically low levels. The conclusion of quantitative easing and/or rising interest rates may expose fixed-income markets to increased volatility and may reduce the liquidity of certain Portfolio investments. These developments could cause the Portfolio's net asset value to fluctuate or make it more difficult for the Portfolio to accurately value its securities. These developments or others also could cause the Portfolio to face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Portfolio as well as the value of your investment. The amount of assets deemed illiquid remaining within the Portfolio may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Portfolio.	Fixed-Income Securities Risk. The Fund may hold debt and other fixed-income securities to generate income. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause the Fund's net asset value to likewise decrease. The Fund may be subject to heightened interest rate risk because the Federal Reserve has ended its monetary stimulus program known as quantitative easing. The conclusion of quantitative easing and/or rising interest rates may expose fixed-income markets to increased volatility and may reduce the liquidity of certain Fund investments. These developments could cause the Fund's net asset value to fluctuate or make it more difficult for the Fund to accurately value its securities. These developments or others also could cause the Fund to face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund as well as the value of your investment. The amount of assets deemed illiquid remaining within the Fund may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Fund. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. Fixed-income securities are also subject to credit risk, prepayment risk, valuation risk, and liquidity risk. Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security of the portfolio, may cause the Portfolio to underperform other funds or benchmarks.
Market Risk. The Portfolio's net asset value fluctuates in response to securities market movements. The Portfolio could lose money over short periods due to fluctuation in the Portfolio's net asset value in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities may decline in value when defaults on the underlying mortgage or assets occur and may exhibit additional volatility in periods of changing interest rates. They may be especially subject to interest rate risk, as well as prepayment risk/extension risk.
Portfolio Turnover Risk. If the manager actively trades the securities of the Portfolio, transaction costs can increase, thus decreasing performance.
Prepayment/Extension Risk. The Portfolio may invest in fixed income securities that may be paid off sooner than expected because borrowers prepaid or refinanced their obligations. If there is such a prepayment and interest rates are falling, the Portfolio may have to	How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. Fixed-income securities are also subject to credit risk, prepayment risk, valuation risk, and liquidity risk. Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. Prepayment risk is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. Valuation risk is the risk that one or more of the fixed-income securities in which the Portfolio invests are priced differently than the value realized upon such security's sale. In times of market instability, valuation may be more difficult. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that the portfolio managers would like or at the price the portfolio managers believe the security is currently worth. Liquidity risk may be increased to the extent that the Portfolio invests in Rule 144A and restricted securities.
Sovereign Debt Risk. The Portfolio may invest in U.S. and non-U.S. government debt securities ("sovereign debt"). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor's willingness or ability to satisfy its	may go into default. Prepayment risk is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. Valuation risk is the risk that one or more of the fixed-income securities in which the Fund invests are priced differently than the value realized upon such security's sale. In times of market instability, valuation may be more difficult. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that the portfolio managers would like or at the price the portfolio managers believe the security is currently worth. Liquidity risk may be increased to the extent that the Fund invests in Rule 144A and restricted securities.
Sovereign Debt Risk. The Fund may invest in U.S. and non-U.S. government debt securities ("sovereign debt"). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor's willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, and the relative size of its debt position in relation to its economy as a whole. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings reinvest the unanticipated proceeds at lower interest rates, which may result in a decline in the Portfolio's income. During periods of rising interest rates, borrowers may pay off their obligations in connection with these securities later than expected, preventing the Portfolio from reinvesting principal proceeds at higher interest rates and resulting in less income than otherwise might be available, as well as increasing the exposure of the Portfolio to further reductions in the securities' values resulting from increases in interest rates.
Value Investing/Style Risk. If at any time the market does not favor the Portfolio's investment style, the Portfolio's gains may not be as big as, or its losses may be bigger than other equity funds using different investment styles. As a category, value stocks may underperform growth stocks (and the stock market as a whole) over any period of time. In addition, value stocks selected for investment by the Portfolio managers may not perform as anticipated because stocks that appear undervalued may remain undervalued indefinitely, or may, in fact, be fairly valued.	debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, and the relative size of its debt position in relation to its economy as a whole. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Portfolio invests in non-U.S. sovereign debt, it may be subject to currency risk.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in "pools" of commercial or residential mortgages or other assets, including consumer loans or receivables. Mortgage- and asset-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities. Investments in mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Portfolio's returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.
Foreign Exposure Risk. The Portfolio may have exposure to foreign markets as a result of its investments in foreign securities, including	through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in "pools" of commercial or residential mortgages or other assets, including consumer loans or receivables. Mortgage- and asset-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities. Investments in mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund's returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.
Foreign Exposure Risk. The Fund may have exposure to foreign markets as a result of its investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Portfolio to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio's performance than it would in a more geographically diversified portfolio. To the extent the Portfolio invests in foreign debt securities, such investments are sensitive to changes in interest rates. Additionally, investments in securities of foreign governments involve the risk that a foreign government may not be willing or able to pay interest or repay principal when due. The Portfolio's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.
High-Yield/High-Risk Bond Risk. High-yield/high-risk bonds (also known as "junk" bonds) may be more sensitive than other types of bonds to economic changes, political changes, or adverse developments specific to the company that issued the bond, which may adversely affect their value.
Derivatives Risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative investment can be	from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. To the extent the Fund invests in foreign debt securities, such investments are sensitive to changes in interest rates. Additionally, investments in securities of foreign governments involve the risk that a foreign government may not be willing or able to pay interest or repay principal when due. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.
High-Yield/High-Risk Bond Risk. High-yield/high-risk bonds (also known as "junk" bonds) may be more sensitive than other types of bonds to economic changes, political changes, or adverse developments specific to the company that issued the bond, which may adversely affect their value.
Derivatives Risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative investment can be substantially greater than the derivative's original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations.
Management Risk. The Fund is an actively managed investment portfolio and is therefore subject to the risk substantially greater than the derivative's original cost, and can therefore involve leverage. Leverage may cause the Portfolio to be more volatile than if it had not used leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. To the extent that the Portfolio uses forward currency contracts, there is a risk that unanticipated changes in currency prices may negatively impact the Portfolio's performance, among other things.
Securities Lending Risk. The Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.
Management Risk. The Portfolio is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Portfolio may fail to produce the intended results. The Portfolio may underperform its benchmark index or other mutual funds with similar investment objectives.	that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.

COMPARISON OF FEES AND EXPENSES

The following discussion describes and compares the fees and expenses, (presented as an annual rate of average daily net assets of each respective fund), before and after applicable expense reimbursements, which shareholders paid in connection with investing in the Portfolio and the New Option during the last fiscal year.

The Portfolio – Class O

	Portfolio	New Option
	Asset Director	Janus Aspen Balanced Service Shares
Classes	Class O	Service Shares
Management Fees	0.50%	0.55%
Distribution and /or Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.10%	0.09%
Total Annual Portfolio Operating Expenses	0.60%	0.89%

The Portfolio – Advisor Class

	Portfolio	New Option
	Asset Director	Janus Balanced Class R
Classes	Advisor Class	Class R Shares
Management Fees	0.50%	0.55%
Distribution and /or Service (12b-1) Fees	0.30%	0.50%
Other Expenses	0.10%	0.27%
Total Annual Portfolio Operating Expenses	0.90%	1.32%

COMPARISON OF FUND PERFORMANCE

The bar charts below show how each of the Portfolio's and the New Option's performance has varied and provides some indication of the risk of investing in the Portfolio and the New Option. Returns do not reflect fees and expenses of any Contract, and would be lower if they did. Past performance is not a guarantee of future results.

Year-by-Year Total Returns

The Portfolio – Class O

The bar chart below shows the performance of Class O shares of the Portfolio from year to year for the last ten (10) calendar years.

Annual Returns, Class O Shares (by calendar year 2006-2015)

Highest/Lowest quarterly results during the this time period for the Class O shares were: Highest: 14.3 percent (quarter ended September 30, 2009) Lowest: -16.0 percent (quarter ended December 31, 2008)

New Option – Janus Aspen Balanced Service Shares

The bar chart below shows the performance of Service shares of the New Option from year to year for the last ten (10) calendar years.

Annual Returns, Service Shares (by calendar year 2006-2015)

Highest/Lowest quarterly results during the this time period for the Service Class shares were:
Highest: 11.42 percent (quarter ended September 30, 2009)
Lowest: -11.06 percent (quarter ended September 30, 2011)

New Option – Janus Balanced Fund Class T Shares1

The bar chart below shows the performance of Class T shares of the New Option from year to year for the last ten (10) calendar years.

Annual Returns, Class T Shares (by calendar year 2006-2015)

Highest/Lowest quarterly results during the this time period for the Service Class shares were:
Highest: 10.97 percent (quarter ended September 30, 2009)
Lowest: -11.05 percent (quarter ended September 30, 2011)

1  The bar chart depicts the change in performance from year to year during the periods indicated for Class T. Class R Shares of the Janus Balanced Fund commenced operations on July 6, 2009. If the bar chart depicted the change in performance for Class R Shares, the performance shown may have been different.

Average Annual Total Returns

The table below compares the performance of the Portfolio and the respective New Options for periods ended December 31, 2015.

	One Year	Five Years	Ten Years
Portfolio:
OneAmerica Asset Director Portfolio Class O	-2.75%	6.85%	5.46%
OneAmerica Asset Director Portfolio Advisor Class	-3.05%	6.53%	5.13%
New Option:
Janus Aspen Balanced Portfolio Service Shares	0.41%	8.39%	7.58%
Janus Balanced Class R1 Return Before Taxes	0.00%	7.77%	6.96%

1  Class R Shares of Janus Balanced Fund commenced operations on July 6, 2009. The performance shown for Class R Shares for periods prior to July 6, 2009, reflects the performance of the Janus Balanced Fund's Class T Shares (formerly Class J Shares), calculated using the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers. If Class R Shares of Janus Balanced Fund had been available during periods prior to July 6, 2009, the performance shown for Class R Shares may have been different. The performance shown for periods following Janus Balanced Fund's commencement of Class R Shares reflects the fees and expenses of Class R Shares, net of any applicable fee and expense limitations or waivers.

MANAGEMENT OF THE PORTFOLIO AND NEW OPTIONS

Portfolio

OneAmerica Asset Management, LLC is the investment adviser to the Portfolio. The address of OAM is One American Square, Indianapolis, Indiana 46206. OAM is a limited liability company existing under the laws of the State of Indiana. The sole member of OneAmerica Asset Management, LLC, is OneAmerica Financial Partners, Inc.

As of January 1, 2013, the Fund's former investment adviser, AUL, ceased its operations as an investment adviser. OAM succeeded AUL as the Fund's investment adviser, and generally has succeeded to AUL's investment advisory business.

Under the investment advisory agreement, OAM is compensated for its services by a monthly fee based on an annual percentage of the average daily net assets of the Portfolio. The aggregate annual fees paid by the Portfolio to OAM as a percentage of average daily net assets is 0.50%.

New Options

Janus Capital Management LLC ("Janus") is the investment adviser to both of the New Options.

Under the investment advisory agreement, Janus is compensated for its services by a monthly fee based on an annual percentage of the average daily net assets of the New Options. The aggregate annual fees paid by each New Option to Janus as a percentage of average daily net assets is 0.55%.

GENERAL INFORMATION ABOUT THIS PROXY

Other Fund Service Providers

The Bank of New York Mellon, located at 101 Barclay Street, 13th Floor, New York, New York 10286, serves as the Fund's administrator, fund accountant and custodian. US Bancorp Fund Services, LLC (US Bancorp), located at 615 E Michigan Street, Milwaukee, WI 53202, serves as the Fund's transfer agent.

Voting Information

Shareholders of record at the close of business on August 5, 2016 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. Shares of each class of the Portfolio have equal voting rights and privileges with all other shares of the Portfolio. Shares of the Portfolio entitle their holders to one vote per share, with proportional voting for fractional shares.

The shares of the Portfolio are sold to the Separate Accounts to serve as the investment medium for the Contracts. Although AUL is the legal owner of the shares of the Portfolio, AUL will request voting instructions from persons having voting interests under a Contract and will exercise the voting rights attributable to all of the shares of the Portfolio attributable to a Separate Account held by AUL in proportion to the voting instructions received with respect to such Separate Account. This means that a small number of voting instructions may dictate the results of any vote. As of the close of business on the Record Date, AUL American Unit Trust, AUL American Individual Unit Trust, AUL American Individual Variable Annuity Unit Trust, and AUL American Individual Variable Life Unit Trust (registered separate accounts of AUL), as well as the AUL Group Retirement Annuity Separate Account II (unregistered separate accounts of AUL), and AUL were the sole shareholders of record of the Portfolio. Shares of each class of the Portfolio held by AUL for its own account will be voted in the same proportions as all shares for which instructions have been received from other Investors investing in that respective class of the Portfolio.

In connection with the solicitation of voting instructions, it is expected that AUL will furnish a copy of this Proxy Statement to persons having the voting interest under a Contract. In the case of a Contract acquired in connection with certain types of retirement plans, AUL may furnish the Contract owner with sufficient copies of this Proxy Statement for all participants under a Contract with any voting interest thereunder.

The persons permitted to give instructions and the number of shares for which such instructions may be given for purposes of voting at the Meeting will be determined as of the Record Date. Abstentions or broker non-votes with respect to Proposal 1 will have the effect of a vote AGAINST the Proposal. There are not expected to be any broker non-votes.

To vote, you may sign and mail the Voting Instruction Form received with the Proxy Statement, dial toll-free 1-888-227-9349 to reach an automated touchtone voting line, go to the website www.proxyonline.com follow the instructions provided on the website, or attend the Meeting in person. Voting Instruction Forms must be received by 11:59 p.m. Eastern, on November 15, 2016. Timely and properly executed Voting Instruction Forms will be voted (or not voted) as instructed. If no specification is made, a properly executed Voting Instruction Form will be voted in favor of Proposal 1. You may revoke your instructions at any time prior to their exercise by written notice addressed to Stephen L. Due at One American Square, Indianapolis, Indiana 46206, by execution of a subsequent Voting Instruction Form, or by voting in person at the Meeting. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered Voting Instruction Form. Additionally, any voting instructions may be revocable at the pleasure of the person providing the instructions or of his / her personal representatives or assigns.

The number of shares (and votes) of the Portfolio, $0.001 par value, that were outstanding as of the Record Date, as well as the shares that were directly owned by AUL and held in its general account as of the Record Date, are set forth in the following table.

Fund and Share Class	Separate Account and Product Name (Product Type)	Shares Held Per Account
OneAmerica Asset Director Portfolio Class O	AUL American Individual Variable Annuity Unit Trust	786,587.52
	AUL American Individual Variable Life Unit Trust	410,932.88
	AUL American Individual Unit Trust	140,042.02
	AUL American Unit Trust	3,337,896.28
	AUL Group Retirement Annuity Separate Account II	7,017,920.84
	Total OneAmerica Asset Director Class O Shares Outstanding	11,693,379.54
	Total OneAmerica Asset Director Class O Shares held by AUL	11,693,379.54
Fund and Share Class	Separate Account and Product Name (Product Type)	Shares Held Per Account
OneAmerica Asset Director Portfolio Advisor Class	AUL American Unit Trust	1,142,637.81
	AUL Group Retirement Annuity Separate Account II	2,199,727.03
	Total OneAmerica Asset Director Class Advisor Shares Outstanding	3,342,364.84
	Total OneAmerica Asset Director Class Advisor Shares Held by AUL	3,342,364.84

Following is information about shareholders who are known to be entitled to give voting instructions with respect to 5% or more of the shares of the Portfolio as of the Record Date:

Ownership of OneAmerica Asset Director Portfolio Class O - 5% by Account

Record Owner	Beneficial	% Holdings
AUL American Unit Trust	G62137 - Faith Regional Health Services	8.66%
	G74645 - Lake Hosptial System, Inc.	9.34%
AUL Group Retirement Annuity Separate Account II	Y90129 - American United Life Insurance Co Progress Sharing Plan and Trust	15.26%
	G36192 - Mattress Firm, Inc. 401(K) Plan	27.62%

Ownership of OneAmerica Asset Director Portfolio Advisor Class - 5% by Account

Record Owner	Beneficial	% Holdings
AUL American Unit Trust	G62169 - Lutheran Life Communities 403(B) Retirement Plan	20.81%
AUL Group Retirement Annuity Separate Account II	G36016 - Nissen Vineyard Services, Inc. Profit Sharing Plan	5.02%

The presence in person or by proxy of the holders of one-third of the shares of the stock of the Fund entitled to vote constitutes a quorum at the Meeting. Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. Abstentions will also be counted for quorum purposes. Because AUL is the sole legal holder of the Fund's shares, the Meeting will have a quorum provided that AUL attends the meeting or submits a proxy.

In the event that a quorum is present at the Meeting but sufficient votes to approve Proposal 1 are not received, any officer of the Fund or proxy may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions or to obtain the vote required for approval of Proposal 1.

Required Vote

The approval of the Plan of Substitution (Proposal 1) with respect to a class of the Portfolio requires the vote of a majority of the shares attributable to the class of the Portfolio represented at the Meeting at which a quorum is present, which means the lesser of (A) 67% or more of the shares of the class present at a meeting, if the holders of more than 50% of the class entitled to vote are present or represented by proxy, or (B) more than 50% of the class entitled to vote.

Expense Information

The expense of preparing, printing and mailing the enclosed Voting Instruction Form and accompanying Notice and Proxy Statement will be borne by AUL and/or OAM. AUL and/or OAM will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, the Internet or personal interview by the Fund's officers or agents. AST Fund Solutions, LLC has been hired by AUL and/or OAM at its expense to conduct this proxy solicitation at an estimated cost of $9,640.

Other Matters to Come Before the Meeting

No business other than the matters described above is expected to come before the Meeting, but should any matter incidental to the conduct of the Meeting arise, AUL will vote thereon according to its best judgment.

Shareholders' Proposals

As a general matter, the Fund does not hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a future meeting of Fund shareholders should send the proposals to the Fund at Attn: Stephen L. Due, P.O. Box 368, Indianapolis, Indiana 46206, so as to be received in a reasonable time before a proxy solicitation for the next meeting is made. However, shareholder proposals that are submitted in a timely manner will not necessarily be included in the proxy materials. Inclusion of such proposals is subject to limitations under federal securities laws. Persons named as proxies for a subsequent shareholders' meeting will vote at their discretion with respect to proposals submitted on an untimely basis.

Important Notice Regarding the Availability of Materials for the Shareholder Meeting to be Held on November 17, 2016. The annual and semi-annual reports to shareholders of the Portfolio, the former of which includes audited financial statements of the Portfolio, have previously been sent to Contract owners. Upon request, a copy of this Proxy Statement and the most recent annual and semi-annual reports can be obtained at no cost. To request a copy of the Proxy Statement or a report, please call 1-800-249-6269, write to OneAmerica Funds, Inc., at One American Square, Indianapolis, Indiana 46206, or visit www.oneamericafunds.com.

Prompt execution and return of the enclosed Voting Instruction Form is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

YOU ARE URGED TO PROMPTLY FILL IN, DATE, SIGN AND RETURN THE ENCLOSED VOTING INSTRUCTION FORM, VOTE BY PHONE, OR VOTE BY INTERNET. ONLY SIGNED AND DATED VOTING INSTRUCTIONS RECEIVED BY 11:59 P.M. EASTERN, ON NOVEMBER 15, 2016 AT THE ADDRESS SHOWN ON THE ENCLOSED POSTAGE PAID ENVELOPE WILL BE COUNTED.

By Order of the Board of Directors

/s/ Stephen L. Due
Stephen L. Due
Secretary and Chief Compliance Officer
Indianapolis, Indiana

September 9, 2016

APPENDIX A

ONEAMERICA FUNDS, INC.
OneAmerica Asset Director Portfolio

FORM OF PLAN OF SUBSTITUTION

This Plan of Substitution ("Plan") dated August 12, 2016 is made by and among American United Life Insurance Company ("AUL"), a stock insurance company domiciled in the State of Indiana, and OneAmerica Funds, Inc. (the "Fund"), a corporation organized and existing under the laws of the State of Maryland.

AUL offers variable life insurance and variable annuity contracts ("Contracts") through separate accounts (each a "Separate Account"). Each Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended (the "Investment Company Act"), or is exempt from such registration. Payments made to a Separate Account under a Contract are allocated to one or more subaccounts (each a "Subaccount") of the Separate Account. Each Subaccount invests in shares of an open-end management investment company registered under the Investment Company Act. The Plan is intended to accomplish the substitution of shares of the OneAmerica Asset Director Portfolio of the Fund (the "Portfolio") in which a Subaccount of any Separate Account currently invests, with shares of certain funds listed below (the "New Option").

Separate Account and Product Name (Product Type)	Class of Shares of the Portfolio	Name of the Corresponding New Option and Class of Shares
AUL American Individual Variable Annuity Unit Trust
- DirectPoint (Individual Flexible Premium Deferred Variable Annuity)
- SelectPoint (Individual Flexible Premium Deferred Variable Annuity)
- StarPoint (Individual Flexible Premium Deferred Variable Annuity)
- Voyage Protector (Individual Flexible Premium Deferred Variable Annuity)	Class O	Janus Aspen Balanced Service Shares
AUL American Individual Variable Life Unit Trust
- American Accumulator (Flexible Premium Variable Adjustable Universal Life Insurance Policy)
- VULF (Flexible Premium Adjustable Variable Universal Life Insurance Policy)
- VULS (Modified Single Premium Variable Universal Life Insurance Policy)	Class O	Janus Aspen Balanced Service Shares
AUL American Individual Unit Trust - Old IVA (Individual Variable Annuity Contracts)	Class O	Janus Aspen Balanced Service Shares
AUL American Unit Trust - 403B, 457, 401K	Class O	Janus Aspen Balanced Service Shares
AUL Group Retirement Annuity Separate Account II - 401K	Class O	Janus Aspen Balanced Service Shares
AUL American Unit Trust - 403B, 457, 401K	Advisor Class	Janus Balanced Class R
AUL Group Retirement Annuity Separate Account II - 401K	Advisor Class	Janus Balanced Class R

WHEREAS, OneAmerica Asset Management, LLC ("OAM"), the investment adviser of the Portfolio, and Fund management have recommended that OAM and the Fund exit the mutual fund business due to economic infeasibility of continued sponsorship of the Fund's portfolios and the failure to achieve adequate economies of scale, and the Fund's Board of Directors (the "Board") has determined that if this Plan is approved by Contract owners and other persons with voting interests under a Contract ("Investors"), it is in the best interests of the Portfolio and its beneficial owners to substitute the New Option for the Portfolio, followed by the liquidation of the Portfolio;

WHEREAS, AUL has advised the Board that AUL desires to substitute the New Option for the Portfolio as an investment option offered through the Contracts funded through a Separate Account pursuant to this Plan, contingent upon approval by the affirmative vote of the beneficial holders of a majority of the outstanding shares of stock of the Portfolio. The Portfolio must have a quorum to conduct its business at the Meeting. Holders of one-third of the shares of stock of the Portfolio entitled to vote present in person or by proxy shall constitute a quorum. Shares held by shareholders present in person or represented by proxy at the meeting (including AUL) will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on any proposal before the meeting; and

WHEREAS, the Fund has advised AUL that it will make the liquidation of the Portfolio contingent upon Investor approval of this Plan and any amendments in connection therewith;

NOW THEREFORE, the substitution of the New Option for the Portfolio shall be carried out in the manner hereinafter set forth:

1. EFFECTIVE DATE OF PLAN. The Plan shall become and be effective with respect to the Portfolio only upon the adoption and approval of the Plan, at a meeting of shareholders called for the purpose of voting upon the Plan, by the affirmative vote of the holders of a majority of the outstanding shares of stock of the Portfolio entitled to vote (as defined above). The date of such adoption and approval of the Plan is hereinafter called the "Effective Date."

2. SPECIAL MEETING OF SHAREHOLDERS. The Fund shall provide each of the Investors having an interest in shares of the Portfolio held by the Separate Accounts with proxy materials containing all information reasonably necessary to make an informed judgment about the Plan. AUL, as the record owner of all of the issued and outstanding shares of the Portfolio, shall vote shares in accordance with the instructions received from its Investors. If an Investor's voting instruction proxy card is not properly executed when voting by mail, or if an Investor does not vote at all, the votes will be cast by AUL in the same proportion as it votes shares for which it has received instructions. Shares of the Portfolio held by AUL for its own account shall be voted in its discretion.

3. SUBSTITUTION. On or before December 9, 2016, AUL shall redeem shares of the Portfolio and the proceeds of such redemption shall be used to purchase shares of the New Option (such redemption and purchase is referred to herein as the "Substitution"). The Substitution will take place at relative net asset value with no change in the amount of any Investor's accumulated value or in the dollar amount of his or her investment in the applicable Separate Account.

4. CONDITIONS APPLICABLE TO THE SUBSTITUTION. The Substitution is subject to the following conditions:

(a) Investors shall not incur any redemption fees or sales charges in connection with or as a result of the Substitution transactions, nor shall their rights or AUL's obligations under any Contract be altered.

(b) All expenses incurred in connection with the Substitution shall be paid by AUL and/or OneAmerica Asset Management, LLC, including (without limitation): preparation of proxy materials, printing and distributing the proxy materials, the costs of soliciting and tallying voting instructions, any necessary filings with the SEC, legal fees, accounting fees, expenses of holding shareholders' meetings, and brokerage fees and certain other transaction costs associated with the sale of holdings of the Portfolio prior to the Liquidation. Any brokerage fees and transaction costs associated with the purchase of portfolio holdings by the New Option as a result of the Substitution, are not considered expenses of the Substitution.

(c) The prospectus for the Portfolio will be updated by means of a supplement that briefly describes the Board's approval of the Plan of Liquidation and the submission of the Plan of Substitution to shareholders and identifies the New Option.

(d) The current summary prospectus of the New Option will be sent to the Investors with the proxy materials that seek approval of the Plan.

(e) Investors with beneficial interests in the Portfolio shall be furnished with notice of and information about the Substitution in the form of a supplement to the Contract.

5. FAILURE TO OBTAIN APPROVAL ON BEHALF OF THE PORTFOLIO. In the event that the Plan is not approved by the Investors attributable to a class of the Portfolio, this Plan will not be implemented with respect to that class of the Portfolio. If Investor approval of this Plan is not obtained by all classes of the Portfolio, any class of the Portfolio that obtained Investor approval will have shares of the corresponding New Option substituted for shares of the Portfolio.

6. TERMINATION BY THE BOARD. At any time prior to the approval of the Plan by Investors at the Special Meeting of Shareholders, the Board may, within its sole discretion, terminate the Plan, in whole or in part, by a resolution of the Board.

SIGNATURES

ONEAMERICA FUNDS, INC.
for the OneAmerica Asset Director Portfolio:

By:  /s/ John C. Mason

Name:  John C. Mason

Title:  President

AMERICAN UNITED LIFE INSURANCE COMPANY

By:  /s/ Andrew J. Michie

Name:  Andrew J. Michie

Title:  Senior Vice President and Controller

Accepted and Agreed:

ONEAMERICA ASSET MANAGEMENT, LLC

By:  /s/ John C. Mason

Name:  John C. Mason

Title:  President

VOTING INSTRUCTION FORM

American United Life Insurance Company

on behalf of the AUL American Individual Variable Annuity Unit Trust, AUL American Individual Variable
Life Unit Trust, AUL American Individual Unit Trust, AUL American Unit Trust, AUL Group Retirement
Annuity Separate Account II (“Separate Accounts”) invested in Class O of OneAmerica Asset Director
Portfolio (the “Portfolio”)

THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE BOARD OF DIRECTORS for use at the Special Meeting of Shareholders of the Portfolio, a series of OneAmerica Funds, Inc. (the “Fund”) to be held at 1:00 p.m. on November 17, 2016 at the Executive Conference Room 212 in the AUL Tower Conference Center at One American Square, Indianapolis, Indiana 46206, as adjourned from time to time (the “Meeting”). Please take the time to read the Proxy Statement and cast your vote.

The undersigned contract owner or participant under a variable annuity or variable life insurance contract (“Contract”) hereby instructs American United Life Insurance Company® (“AUL”), on behalf of the appropriate Separate Accounts invested in Class O of the Portfolio, to vote the Shares of the Portfolio attributable to his or her Contract at the Meeting in the manner directed below with respect to the matters referred to in the Notice and Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in AUL’s discretion upon such other matters as may properly come before the Meeting.

THE BOARD AND THE MANAGEMENT OF AUL RECOMMEND THAT YOU VOTE “FOR” PROPOSAL 1.

Proposal 1

To approve a Plan of Substitution providing for the substitution of shares of the applicable shares of the New Option.

☐VOTE FOR the Plan of Substitution.	☐WITHHOLD AUTHORITY to vote for the Plan of Substitution.	☐ ABSTAIN from a vote for the Plan of Substitution.

THIS VOTING INSTRUCTION, WHEN PROPERLY EXECUTED, WILL BE VOTED (OR NOT VOTED) IN THE MANNER SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED FOR THE PLAN OF SUBSTITUTION. IF THIS VOTING INSTRUCTION IS NOT RETURNED OR IS NOT RETURNED PROPERLY EXECUTED, SUCH VOTES WILL BE CAST BY AUL IN THE SAME PROPORTION AS THOSE FOR WHICH PROPERLY EXECUTED VOTING INSTRUCTIONS HAVE BEEN RECEIVED.

Dated:                                           Signature(s):

YOUR VOTE IS IMPORTANT. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, OR IF YOU DO PLAN TO ATTEND, BUT WISH TO VOTE BY SUBMITTING VOTING INSTRUCTIONS, PLEASE DATE, SIGN AND MAIL THIS VOTING INSTRUCTION PROMPTLY.

VOTING INSTRUCTION FORM

American United Life Insurance Company

on behalf of the AUL American Unit Trust and AUL Group Retirement Annuity Separate Account II

(“Separate Accounts”) invested in Advisor Class of OneAmerica Asset Director Portfolio (the “Portfolio”)

THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE BOARD OF DIRECTORS for use at the Special Meeting of Shareholders of the Portfolio, a series of OneAmerica Funds, Inc. (the “Fund”) to be held at 1:00 p.m. on November 17, 2016 at the Executive Conference Room 212 in the AUL Tower Conference Center at One American Square, Indianapolis, Indiana 46206, as adjourned from time to time (the “Meeting”). Please take the time to read the Proxy Statement and cast your vote.

The undersigned contract owner or participant under a variable annuity or variable life insurance contract (“Contract”) hereby instructs American United Life Insurance Company® (“AUL”), on behalf of the appropriate Separate Accounts invested in Advisor Class of the Portfolio, to vote the Shares of the Portfolio attributable to his or her Contract at the Meeting in the manner directed below with respect to the matters referred to in the Notice and Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in AUL’s discretion upon such other matters as may properly come before the Meeting.

THE BOARD AND THE MANAGEMENT OF AUL RECOMMEND THAT YOU VOTE “FOR” PROPOSAL 1.

Proposal 1

To approve a Plan of Substitution providing for the substitution of shares of the applicable shares of the New Option.

☐VOTE FOR the Plan of Substitution.	☐WITHHOLD AUTHORITY to vote for the Plan of Substitution.	☐ ABSTAIN from a vote for the Plan of Substitution.

THIS VOTING INSTRUCTION, WHEN PROPERLY EXECUTED, WILL BE VOTED (OR NOT VOTED) IN THE MANNER SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED FOR THE PLAN OF SUBSTITUTION. IF THIS VOTING INSTRUCTION IS NOT RETURNED OR IS NOT RETURNED PROPERLY EXECUTED, SUCH VOTES WILL BE CAST BY AUL IN THE SAME PROPORTION AS THOSE FOR WHICH PROPERLY EXECUTED VOTING INSTRUCTIONS HAVE BEEN RECEIVED.

Dated:	Signature(s):

YOUR VOTE IS IMPORTANT. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, OR IF YOU DO PLAN TO ATTEND, BUT WISH TO VOTE BY SUBMITTING VOTING INSTRUCTIONS, PLEASE DATE, SIGN AND MAIL THIS VOTING INSTRUCTION PROMPTLY.